EXHIBIT 10.6


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of the ___ day of ________, 2007, by and among, Strativation, Inc., a Delaware corporation ("STRV" or, the "Company"), and those stockholders of the Company set forth on the signature pages to this Agreement (the "STOCKHOLDERS").

                              W I T N E S S E T H:

         WHEREAS, the Company and certain Stockholders are parties to that certain Amended and Restated Registration Rights Agreement dated January 16, 2007 (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which such Stockholders were given registration rights with respect to their shares of STRV Common Stock;

         WHEREAS, the Company has entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") with CNS Response, Inc. ("CNSR") and CNS Merger Corporation, a wholly-owned subsidiary of STRV ("MergerCo"), pursuant to which MergerCo will be merged with and into CNSR, resulting in CNSR becoming a direct wholly-owned subsidiary of STRV (the "MERGER"), and pursuant to which the capital stock of CNSR will be converted into the common stock of STRV (the "COMMON STOCK");

         WHEREAS, in connection with the Merger, and as a condition thereto, the Company is required to raise a minimum of $7,005,000 in proceeds in a private placement offering (the "OFFERING") of Investment Units consisting of consisting of (i) one (1) share of the Company's common stock, par value $.001 per share ("COMMON STOCK"), and (ii) three-tenths (3/10) of a five (5) year warrant to purchase one (1) share of the Company's Common Stock at an initial exercise price of $1.80 per share (the "WARRANTS" and the Common Stock issuable upon the exercise of the Warrants the "WARRANT SHARES").

         WHEREAS, it is a condition of the Merger Agreement that the Stockholders terminate the registration rights provided by the Registration Rights Agreement and enter into a new registration rights agreement in the form hereof.

         NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

         1. TERMINATION OF REGISTRATION RIGHTS AGREEMENT. Effective upon the consummation of the Merger (the "EFFECTIVE DATE"), and without necessity of any further action or approval by STRV or the Stockholders, the Registration Rights Agreement shall be terminated, and neither STRV nor the Stockholders shall have any further rights, obligations or liabilities of any nature whatsoever pursuant to, or arising out of, the Registration Rights Agreement. STRV and the Stockholders party to the Registration Rights Agreement each represent and warrant that they have full power and authority to terminate the Registration Rights Agreement.

         2.       REGISTRATION RIGHTS

                  Effective as of the Effective Date, the Company hereby grants to the Stockholders the following registration rights.

                  A. DEFINITIONS. As used in this SECTION 2, the following terms shall have the following respective meanings:

                  BUSINESS DAY: Any day other than a day on which banks are authorized or required to be closed in the State of New York.

                  EXCHANGE ACT: The Securities Exchange Act of 1934, as amended,
                  and  the  rules  and   regulations  of  the  SEC   promulgated
                  thereunder.

                  PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                  PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses  information  previously  omitted  from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                  REGISTRABLE SECURITIES: Each issued and outstanding share of Common Stock (i) held as of the Effective Date by the Stockholders and identified in the Schedule of Stockholders in the APPENDIX hereto, until such time as such shares (a) have been sold pursuant to, or are subject to, an effective registration statement under the Act, (b) have been sold pursuant to Rule 144, or (b) may be sold without any time, volume or manner limitations pursuant to section (k) of Rule 144.

                  REGISTRATION STATEMENT: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.


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


                  RULE 144: Rule 144 promulgated by the SEC pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

                  SEC:  The United States Securities and Exchange Commission.

                  TRADING DAY: A day on whichever (a) the national securities exchange, (b) the Nasdaq Stock Market, or (c) such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

                  B. AUTOMATIC REGISTRATION RIGHT. Within 45 days following the Effective Date (the "FILING Deadline"), the Company shall prepare and file with the SEC a registration statement on Form SB-2 or other appropriate registration document under the Act relating to the resale by the holders of the Registrable Securities held by all holders, and all of the shares of Common Stock, and Warrant Shares issued in the Offering (the "INITIAL REGISTRATION SHARES"). The Company shall use commercially reasonable efforts to ensure that such Registration Statement (the "INITIAL REGISTRATION STATEMENT") is declared effective within 150 days of the Initial Closing Date (the "EFFECTIVENESS DEADLINE"). The Company will agree to take all actions as are necessary to keep the Initial Registration Statement effective until the date on which all securities registered thereunder may be sold without any restriction, under Rule 144 during any 90-day period in accordance with all rules and regulations regarding sales of securities pursuant to Rule 144 (the "EFFECTIVENESS PERIOD").

                  C. DEMAND REGISTRATION RIGHT. If the Company receives at any time after the date that is twelve (12) months from the Effective Date, a written request (a "DEMAND REQUEST") from the Stockholders of a majority of the outstanding Registrable Securities issued and outstanding at the time of such Demand Request (the "MAJORITY STOCKHOLDERS") who hold not less than 275,000 shares of Registrable Securities at the time of such Demand Request, that the Company register any such Registrable Securities, then the Company shall, within ten (10) days after receipt of such Demand Request, give written notice of such request ("DEMAND REQUEST NOTICE") to all holders of Registrable Securities. Each Demand Request Notice shall (x) specify the number of Registrable Securities that the Majority Stockholders intend to sell or dispose of, (y) state the intended method or methods of sale or disposition of such Registrable Securities and, if applicable, (z) specify the expected price range (net of underwriting discounts and commissions) acceptable to the Majority Stockholders to be received for such Registrable Securities. Unless the Registration Statement covers an underwritten offering, the Company will agree to take all actions as are necessary to keep any Registration Statement filed pursuant to this Section 2.C. effective until the date on which all Registrable Securities thereunder may be sold without any restriction, under Rule 144 during any 90-day period in accordance with all rules and regulations regarding sales of securities pursuant to Rule 144. Each Stockholder shall respond promptly and accurately to Company's request at reasonable intervals regarding the amount of Registrable Securities and any other securities of the Company then held by such Stockholder.


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


                  The Company shall file, no later than forty-five (45) days following receipt of a Demand Request (the "DEMAND FILING DATE"), a Registration Statement (the "DEMAND REGISTRATION Statement") covering such Registrable Securities which the Company has been so requested to register by the Majority Stockholders and any other holders of Registrable Securities who request, within fifteen (15) days of the mailing of the Demand Request Notice, that the Company register their Registrable Securities, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in such Demand Request, and use its commercially reasonable efforts to have such Demand Registration Statement declared effective by the SEC within one hundred fifty (150) days after the Demand Filing Date. If a registration pursuant to this SECTION 2.C. involves an underwritten public offering, any Stockholder requesting to be included in such registration may elect, in writing prior to the effective date of the Registration Statement filed in connection with such registration, not to register such securities in connection with such registration.

                  The Company may delay making a filing of a Demand Registration Statement in connection with a Demand Request or taking action in connection therewith by not more than ninety (90) days if the Company provides a written certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company to the Stockholders, prior to the time it would otherwise have been required to file such Demand Registration Statement or take such action pursuant to this SECTION 2.C., stating that the Board has determined in good faith that the filing of such Demand Registration Statement would be seriously detrimental to the Company or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction (collectively, a "VALID BUSINESS REASON") and that it is therefore essential to defer the filing of the Demand Registration Statement; provided, however, that such right to delay a Demand Request shall be exercised by the Company not more than once in any twelve (12)-month period and the Company shall only have the right to delay a Demand Request so long as such Valid Business Reason exists, and during such time, the Company may not file a registration statement for securities to be issued and sold for its own account or for that of anyone other than the Stockholders.

                  The Company shall only be obligated to effect one (1) Demand Request pursuant to this SECTION 2.C.

                  The Majority Stockholders shall have the right to cancel a proposed registration of Registrable Securities pursuant to this SECTION 2.C. when the request for cancellation is based upon material adverse information relating to the Company that is different from the information known to the Majority Stockholders at the time of the Demand Request. Such cancellation of a registration shall be made in writing and shall not be counted as a Demand Request.


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


                  D.       PIGGYBACK  REGISTRATION.  If,  at any time  after the
date that is six (6) months from the Effective Date, the Company proposes to register any of its securities under the Securities Act for sale to the public for its own account or for the account of other security holders of the Company (except with respect to the Initial Registration Statement, or registration statements on Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice thereof to the Stockholders of its intention so to do (such notice to be given at least fifteen (15) days prior to the filing thereof). Upon the written request of any such Stockholder (which request shall specify the number of Registrable Securities intended to be disposed of by such Stockholder and the intended method of disposition thereof), received by the Company within ten (10) days after giving of any such notice by the Company, to register any of such Stockholder's Registrable Securities, the Company will use its commercially reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Stockholder (in accordance with its written request) of such Registrable Securities so registered ("PIGGYBACK REGISTRATION RIGHTS"); provided, that if, at any time after giving written notice of its intention to register any securities pursuant to this SECTION 2.D. and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Stockholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. If a registration pursuant to this SECTION 2.D. involves an underwritten public offering, any Stockholder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. The foregoing provisions notwithstanding, the Company may withdraw any registration statement referred to in this SECTION 2.D. without thereby incurring any liability to the Stockholders.

                  E. UNDERWRITING. If a Registration Statement is for a registered public offering involving an underwriting, the Company shall so advise the Stockholder(s) in writing or as a part of the written notice given pursuant to SECTION 2.C or 2.D, as applicable. In such event the right of any Stockholder to registration pursuant to SECTION 2.C. and/or 2.D shall be conditioned upon such Stockholder's participation in such underwriting and the inclusion of such Stockholder's Registrable Securities in the underwriting to the extent provided herein. All Stockholders proposing to distribute their securities through such underwriting shall (together with the Company and any other stockholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or selling stockholders, as applicable. Notwithstanding any other provision of this
SECTION 2, if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Stockholders (except those Stockholders who failed to timely elect to distribute their Registrable


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


Securities through such underwriting or have indicated to the Company their decision not to do so), and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated among such Stockholders as follows:

                           (i)      In  the  event  of a  registration  that  is
initiated by the exercise of demand registration rights by the Majority Stockholders, then the number of shares that may be included in the registration and underwriting shall be allocated on a pro rata basis according to the number of shares requested to be included by all Stockholders;

                           (ii)     In  the  event  of a  registration  that  is
initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Stockholder(s), who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

                           (iii)    In  the  event  of a  registration  that  is
initiated by the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the Stockholder(s)), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Stockholder(s), who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

         No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Stockholder disapproves of the terms of any such underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; PROVIDED, HOWEVER, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Stockholders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Stockholders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

                  F.       REGISTRATION  PROCEDURES.   In  connection  with  the
registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

                           (i)      Prepare   and   file   with   the  SEC  such
amendments and supplements to all Registration Statements and each related Prospectus as may be necessary to comply with the provisions of the Act with respect to the disposition of securities covered by such Registration Statements;


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


                           (ii)     Respond   as    promptly    as    reasonably
practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto.

                           (iii)    Notify  the   Stockholders  as  promptly  as
reasonably practicable and (if requested by any such person) confirm such notice in writing no later than one trading day following the day (A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective;

                           (iv)     Furnish  such  number  of  Prospectuses  and
other documents incident thereto, including supplements and amendments, as the Stockholder may reasonably request;

                           (v)      Furnish to the Stockholder,  upon request, a
copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters and the like;

                           (vi)     Use its reasonable best efforts to avoid the
issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

                           (vii)    Use its  reasonable  best  efforts to comply
with all applicable rules and regulations of the SEC.

Notwithstanding the foregoing, if at any time or from time to time after the date hereof, the Company notifies a Stockholder whose shares are registered on a Registration Statement (a "SELLING STOCKHOLDER") in writing of the existence of an event or circumstance that is not disclosed in such Registration Statement and that may have a material effect on the Company or its business (a "POTENTIAL MATERIAL Event"), the Selling Stockholder shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the Selling Stockholder that such Potential Material Event either has been added to the Registration Statement by amendment or supplement or no longer constitutes a Potential Material Event; PROVIDED, that the Company may not so suspend the right of a Selling Stockholder for more than One-Hundred Twenty (120) days during any twelve (12) month period.

                  G.       REGISTRATION EXPENSES.

                           (i)      All  expenses   incident  to  the  Company's
performance of, or compliance with, the provisions hereof, including without limitation, all SEC and securities exchange or NASD registration and filing fees, fees and expenses of


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


compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or "cold comfort" letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company in connection with each registration hereunder (but not including the fees and expense of legal counsel retained by a Stockholder or Stockholders, or any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) are herein called "Registration Expenses."

                           (ii)     The  Company   will  pay  all   Registration
Expenses  in  connection  with each  Registration  Statement  filed  pursuant to
SECTION 2 except as otherwise set forth therein. All expenses to be borne by the Stockholders in connection with any Registration Statement filed pursuant to
SECTION 2 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable Securities) shall be borne by the participating Stockholders pro rata in relation to the number of Registrable Securities to be registered by each Stockholder.

                  H.       INDEMNIFICATION; CONTRIBUTION.

                           (i)      INDEMNIFICATION BY THE COMPANY.  The Company
agrees to indemnify and hold harmless, to the full extent permitted by law, each Stockholder, its officers, directors and each Person who controls such Stockholder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Stockholder furnished in writing to the Company by or on behalf of such Stockholder expressly for use therein; PROVIDED that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to a Stockholder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Stockholder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such Stockholder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.


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


                           (ii)     INDEMNIFICATION     BY    STOCKHOLDERS    OF
REGISTRABLE SECURITIES. In connection with any Registration Statement in which a Stockholder is participating, each such Stockholder will furnish to the Company in writing such information with respect to the name and address of such Stockholder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to such Stockholder so furnished in writing by such Stockholder specifically for inclusion in any Prospectus or Registration Statement; PROVIDED, HOWEVER, that such Stockholder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Stockholder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Selling Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Stockholder upon the sale of the Registrable Securities, sold under such Registration Statement or Prospectus as contemplated herein, giving rise to such indemnification obligation.

                           (iii)    CONDUCT OF INDEMNIFICATION  PROCEEDINGS. Any
Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purposes of this Section 5(c), the term "conflict of interest" shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

                           (iv)     CONTRIBUTION.  If the  indemnification  from
the indemnifying party provided for in this SECTION 2.H. is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (v)      If  indemnification  is available under this
Section 2.H., the indemnifying parties shall indemnity each indemnified party to the full extent provided in SECTIONS 2.H.(I) and 2.H.(II) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this SECTION 2.

                  I. LIMITATION TO REGISTRATION REQUIREMENT. Notwithstanding anything else herein to the contrary, the Company shall not be obligated to effect any registration of the Registrable Securities or take any other action (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Exchange Act, or (ii) during any period in which the Company suspends the rights of a subscriber after giving the Subscriber written notification of a Material Event.

                  J. TRANSFER OF RIGHTS. The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by any Stockholder to a transferee or assignee; PROVIDED; HOWEVER, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

                  K.       INFORMATION  BY   STOCKHOLDER.   The  Stockholder  or
holders of Registrable Securities included in any Registration Statement shall furnish to the Company such information regarding such Stockholder or
Stockholders and the distribution of securities by such Stockholder or Stockholders as the Company may request in writing.

                  L. COMPLIANCE. Holder covenants and agrees that such Stockholder will comply with the prospectus delivery requirements of the Act as applicable to such Stockholder in connection with sales of Registrable Securities pursuant to the Registration Statements required hereunder.

         3. AMENDMENT. Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the aggregate number of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this SECTION 3 shall be binding upon each Holder that is a party to this Agreement, and each future holder of Registrable Securities and the Company.

         4. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         5. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California, irrespective of its choice of law principles.

         6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         8. NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or, if sent by telex, telecopier or e-mail transmission, upon receipt of the correct answer back, or upon deposit with the United States Post Office, by registered or certified mail, or upon deposit with an overnight air courier, in each case postage prepaid and addressed to the party to be notified at the address indicated for such party in the records of the Company, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         9. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, term sheets, letters, discussions and understandings of the parties in connection therewith.

         11. FURTHER ASSURANCES. Each party to this Agreement shall execute all instruments and documents and take all actions as may be reasonably required to effectuate this Agreement, whether before, concurrently with or after the consummation of the transactions contemplated hereby.







                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.




CNSR     :                       CNS RESPONSE, INC.


                                 By:
                                    ------------------------------------------
                                 Name:  Leonard J. Brandt
                                 Title:  President and Chief Executive Officer




STRV     :                       STRATIVATION, INC.


                                 By:
                                    ------------------------------------------
                                 Name:  Leonard J. Brandt
                                 Title:  President and Chief Executive Officer







                      [SIGNATURE PAGE TO STRATIVATION, INC.
                         REGISTRATION RIGHTS AGREEMENT]

STOCKHOLDERS:



                      -------------------------------------------------
                      Name of Stockholder (please print)


                      -------------------------------------------------
                      Name of Authorized Representative (if applicable)


                      -------------------------------------------------
                      Title (if applicable)


                      -------------------------------------------------
                      Signature






                      [SIGNATURE PAGE TO STRATIVATION, INC.
                         REGISTRATION RIGHTS AGREEMENT]

                                    APPENDIX
                                       to
                              STRATIVATION, INC.'S
                          REGISTRATION RIGHTS AGREEMENT

                            SCHEDULE OF STOCKHOLDERS



------------------------------------- -----------
NAME OF STOCKHOLDER:                    SHARES
------------------------------------- -----------
Mark Abdou                              31,219
------------------------------------- -----------
Addison Adams                           31,219
------------------------------------- -----------
Corporate Capital Partners              35,679
------------------------------------- -----------
Kevin Friedmann                         26,759
------------------------------------- -----------
Victor Fu                               26,759
------------------------------------- -----------
Peter Hogan                             8,920
------------------------------------- -----------
Ryan Hong                               44,599
------------------------------------- -----------
Lisa Klein                              26,759
------------------------------------- -----------
Kevin Leung                             35,679
------------------------------------- -----------
Albert Liou                             44,599
------------------------------------- -----------
A&E Capital Partners, LLC               44,599
------------------------------------- -----------
Nimish Patel                           133,797
------------------------------------- -----------
Luan Phan                               44,599
------------------------------------- -----------
Silas Phillips                          44,599
------------------------------------- -----------
Erick E. Richardson                    133,797
------------------------------------- -----------
Troy Rillo                              44,599
------------------------------------- -----------
John Tishbi                             8,920
------------------------------------- -----------
TOTAL:                                 767,103
------------------------------------- -----------